EXHIBIT 32.1


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Thomas Nelson, Inc. (the "Company") on Form 10-K for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Sam Moore, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     /s/ Sam Moore
-----------------------
         Sam Moore
         Chairman and Chief Executive Officer

         June 10, 2005